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                            ADMINISTRATION AGREEMENT


                             dated as of May 1, 1998


                                      among


               MASTER FINANCIAL ASSET SECURITIZATION TRUST 1998-2
                                 (the "Issuer")


                                       and


                     THE BANK OF NEW YORK, as Administrator
                              (the "Administrator")


                                       and


                             MASTER FINANCIAL, INC.
                         (the "Company" and "Servicer")


                   Home Loan Asset Backed Notes, Series 1998-2






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
                               TABLE OF CONTENTS


Section 1. Duties of the Administrator.........................................2

Section 2. Duties of the Company with Respect to the Indenture.................4

Section 3. Records.............................................................6

Section 4. Compensation........................................................6

Section 5. Additional Information to Be Furnished to the Issuer................6

Section 6. Independence of the Administrator...................................7

Section 7. No Joint Venture....................................................7

Section 8. Other Activities of Administrator and Servicer......................7

Section 9. Term of Agreement; Resignation and Removal of
           Administrator or Servicer...........................................7

Section 10. Action upon Termination, Resignation or Removal of the
            Administrator......................................................8

Section 11. Notices............................................................9

Section 12. Amendments........................................................10

Section 13. Successor and Assigns.............................................10

Section 14. Governing Law.....................................................11

Section 15. Headings..........................................................11

Section 16. Counterparts......................................................11

Section 17. Severability......................................................11

Section 18. Not Applicable to The Bank of New York in Other Capacities........11

Section 19. Limitation of Liability of Owner Trustee..........................11

Section 20. Benefit of Agreement..............................................11

Section 21. Bankruptcy Matters................................................12

Section 22. Indemnification of the Administrator by the Servicer..............12

Section 23. Certain Duties....................................................12

Section 24. Capitalized Terms.................................................12

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                            ADMINISTRATION AGREEMENT

     ADMINISTRATION AGREEMENT dated as of May 1, 1998, among MASTER FINANCIAL ASSET SECURITIZATION TRUST 1998-2, a Delaware business trust, as Issuer (the "Issuer"), THE BANK OF NEW YORK, a New York banking corporation, not in its individual capacity but solely as Administrator ("BNY" and in such capacity, the "Administrator"), and MASTER FINANCIAL, INC., a California corporation, as the Company and Servicer (respectively, the "Company" and "Servicer").

                              W I T N E S S E T H:

     WHEREAS, the Issuer is a business trust (the "Owner Trust") under the Delaware Business Trust Act (12 Del. C. Section 3801 et. seq.) created by a Trust Agreement relating to the Owner Trust dated as of May 1, 1998 (the "Owner Trust Agreement"), among PaineWebber Mortgage Acceptance Corporation IV, as depositor (the "Depositor"), Wilmington Trust Company, as Owner Trustee, The Bank of New York, as Paying Agent (in such capacity, the "Paying Agent") and Master Financial, Inc.;

     WHEREAS, the Issuer will issue Home Loan Asset Backed Notes (the "Notes"), Series 1998-2;

     WHEREAS, the Notes will be secured by certain collateral, as more particularly set forth in the Indenture dated as of May 1, 1998 (the "Indenture"), between the Issuer and BNY, as Indenture Trustee (in such capacity, the "Indenture Trustee");

     WHEREAS, the Issuer has entered into certain agreements in connection with the issuance of the Notes, including (i) a Sale and Servicing Agreement dated as of May 1, 1998 (the "Sale and Servicing Agreement"), among the Issuer, Master Financial, Inc., as servicer and transferor (in such capacities, the "Servicer" and the "Transferor," respectively), the Depositor and BNY, as Indenture Trustee and the grantor trustee (in such capacity the "Grantor Trustee"), (ii) a Grantor Trust Agreement dated as of May 1, 1998 (the "Grantor Trust Agreement"), among the Depositor, the Grantor Trustee and the Transferor, (iii) the Letter of Representations, among the Issuer, the Indenture Trustee and The Depository Trust Company relating to the Notes (the "Note Depository Agreement"), (iv) the Indenture and (v) one or more Subsequent Transfer Agreements (vi) the Owner Trust Agreement (the Sale and Servicing Agreement, the Note Depository Agreement, the Indenture, each subsequent Transfer Agreement, the Grantor Trust Agreement and the Owner Trust Agreement being hereinafter referred to collectively as the "Related Agreements");

     WHEREAS, pursuant to the Related Agreements, the Issuer is required to perform certain duties in connection with the Notes and the collateral therefor pledged pursuant to the Indenture (the "Collateral");

     WHEREAS, the Issuer desires to have the Administrator and the Servicer, respectively, perform certain of the duties of the Issuer referred to in the preceding clause, and to provide such additional services consistent with the terms of this Agreement and the Related Agreements as the Issuer may from time to time request; and

     WHEREAS, the Administrator and the Servicer have the capacity to provide the respective services required hereby and are willing to perform such services for the Issuer on the terms set forth herein; and

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

     Section 1.   Duties of the Administrator.

                  (a) Duties with Respect to the Note Depository Agreement, the Sale and Servicing Agreement and the Indenture.

              (i) The Administrator agrees to perform all of the duties of the Issuer under the Note Depository Agreement and those duties set forth herein. In addition, the Administrator shall consult with the Owner Trustee regarding the duties of the Issuer under the Sale and Servicing Agreement, the Indenture and the Subsequent Transfer Agreement. The Administrator shall monitor the performance of the Issuer and shall notify the Owner Trustee when the Adminsitrator has actual knowledge that action is necessary to comply with the Issuer's duties under the Subsequent Transfer Agreement, Sale and Servicing Agreement, the Indenture and the Note Depository Agreement. In addition to the foregoing, the Administrator shall take all appropriate action that is the duty of the Issuer to take with respect to the following matters under the Sale and Servicing Agreement and the Indenture (parenthetical section references are to sections of the Indenture):

                      (A) the execution of the Notes upon their issuance and upon the registration of any transfer or exchange of the Notes;

                      (B) the duty to cause the Note Register to be kept and to give the Indenture Trustee notice of any appointment of a new Note Registrar and the location, or change in location, of the Note Register (Section 2.03);

                      (C) the notification of Noteholders of the final principal payment on the Notes or of the redemption of the Notes or the duty to cause the Indenture Trustee to provide such notification (Sections 2.06(b) and 10.02);

                      (D) performing the function of the Issuer with respect to the cancellation of the Notes (Section 2.07);

                      (E) the maintenance of an office in the Borough of Manhattan in the City of New York for registration of transfer or exchange of Notes (Section 3.02);

                      (F) the delivery to the  Indenture  Trustee and the Rating
                  Agencies of prompt written notice of each Event of Default of which the Adminstrator has actual knowledge under the Indenture (Section 3.14);

                      (G) the duty to act as Paying Agent for the Issuer and the duty to cause newly appointed Paying Agents, if any, to deliver to the Indenture Trustee the instrument specified in the Indenture regarding funds held in trust (Section 3.03);

                      (H) directing the Indenture Trustee to deposit moneys with
                  Paying Agents, if any, other than the Indenture Trustee (Section 3.03);

                      (I) notifying the Indenture Trustee and the Rating Agencies of the occurrence of an Event of Default under the Sale and Servicing Agreement by the Servicer or the Transferor which the Administrator has actual knowledge of;

                      (J)  monitoring  the   Issuer's   obligations  as  to  the
                   satisfaction  and discharge of  the Indenture (Section 4.01);

                      (K) the preparation and filing of all documents and reports by the Issuer as required under the Exchange Act, the rules and regulations of the Commission and the TIA at the expense of the Company(Section 7.03);

                      (L) notifying  the Rating  Agencies of a redemption of the
                  Notes and the duty to cause the Servicer to deposit the Termination Price into the Note Payment Account and the Certificate Distribution Account (Section 10.01);

                      (M) providing the Indenture Trustee with calculations pertaining to original issue discount, if any, on the Notes and, if applicable, the accrual of market discount or the amortization of premium on the Notes to the extent the Administrator has received from the Depositor sufficient information to calculate such amounts (Section 3.03); and

                      (N) filing  Internal  Revenue  Service Form 8811 within 30 days of the Closing Date, designating the officer of the Indenture Trustee that Noteholders may contact for original issue discount information with respect to the Notes, and updating such Form at the time or times required by the Code.

              (ii) Notwithstanding anything in this Agreement or the Related Agreements to the contrary, the Servicer shall be responsible for performance of the duties of the Owner Trustee set forth in the Owner Trust Agreement with respect to, among other things, accounting and reports to Owners, and the Servicer shall be responsible for the performance of the tax duties set forth in Section 5.5 of the Owner Trust Agreement upon receipt of the Opinion of Counsel specified in
         Section 5.5 of the Owner Trust Agreement stating that it is necessary to perform such tax duties; provided, however, that the Owner Trustee shall retain responsibility for the distribution of the Schedule K-1's necessary to enable each Owner to prepare its federal and state income tax returns; provided further, that the Indenture Trustee shall receive written notification if there shall be two or more beneficial owners of the Owner Trust.

              (iii) The Servicer shall satisfy its obligations with respect to clauses (a)(ii) above and (b)(ii) below by retaining, at the expense of the Servicer payable by the Servicer, a firm of independent public accountants (the "Accountants") acceptable to the Owner Trustee which shall perform the obligations of the Servicer thereunder. In connection with paragraph (a)(ii) above, the Accountants will provide a letter in form and substance satisfactory to the Owner Trustee and the Administrator as to whether any tax withholding is then required and, if required, the procedures to be followed with respect thereto to comply with the requirements of the Code. The Accountants shall be required to update the letter in each instance that any additional tax withholding is subsequently required or any previously required tax withholding shall no longer be required.

              (b) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Administrator may enter into transactions with or otherwise deal with any of its affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuer and shall be, in the Administrator's opinion, no less favorable to the Issuer than would be available from unaffiliated parties.

     Section 2. Duties of the Company with Respect to the Indenture.

     (a) The Company shall take all appropriate action that is the duty of the Issuer to take with respect to the following matters under the Indenture (parenthetical section references are to sections of the Indenture):

              (i) preparing, obtaining or filing of the instruments, opinions and certificates and other documents required for the release of Collateral (Section 2.09);

              (ii) providing the Indenture Trustee with calculations pertaining to original issue discount, if any, on the Notes and, if applicable, the accrual of market discount or the amortization of premium on the Notes to the extent the Administrator has received from the Depositor sufficient information to calculate such amounts (Section 3.03); and

              (iii) preparation and execution of all supplements, amendments, financing statements, continuation statements, instruments of further assurance and other instruments, in accordance with Section 3.05 of the Indenture, necessary to protect the Owner Trust Estate (Section 3.05);

              (iv) the annual delivery of Opinions of Counsel, in accordance with Section 3.06 of the Indenture, as to the Owner Trust Estate, and the annual delivery of the Officers' Certificate and certain other statements, in accordance with Section 3.09 of the Indenture, as to compliance with the Indenture (Sections 3.06 and 3.09);

              (v) monitoring the Issuer's compliance with its negative covenants (Section 3.08) and the compliance of the Servicer with certain of its obligations under the Sale and Servicing Agreement (Section 3.03);

              (vi) compliance with any directive of the Indenture Trustee with respect to the sale of the Owner Trust Estate in a commercially reasonable manner if an Event of Default shall have occurred and be continuing under the Indenture (Section 5.04);

              (vii) the preparation of an Officer's Certificates and the obtaining of the Opinion of Counsel and the Independent Certificates relating thereto with respect to any requests by the Issuer to the Indenture Trustee to take any action under the Indenture (Sections 4.01 and 11.01);

              (viii) appointing  a  successor   Indenture  Trustee  pursuant  to
         Section  6.08 of the  Indenture
         (Section 6.08);

              (ix) causing one or more accounts to be opened in the Owner Trust's name and preparing Issuer Orders, Officers' Certificates and Opinions of Counsel and all other actions necessary with respect to investment and reinvestment of funds in the Trust Accounts (Sections
         8.02 and 8.03);

              (x) preparing an Issuer Request and Officers' Certificate and obtaining an Opinion of Counsel and Independent Certificates, if necessary, for the release of the Owner Trust Estate as defined in the Indenture (Sections 8.05 and 8.06);

              (xi) preparing Issuer Orders and obtaining of Opinions of Counsel with respect to any proposed amendment of the Owner Trust Agreement or amendment to or waiver of any provision of any other document relating to the Owner Trust Agreement pursuant to Section 9.07 of the Indenture (Section 9.07);

              (xii) notifying the Rating Agencies, upon the failure of the Indenture Trustee to give such notification, of the information required pursuant to Section 11.04 of the Indenture (Section 11.04); and

              (xiii) where applicable, the preparation and delivery on behalf of the Issuer of Certificates of Fair Value of the Collateral.

     (b) The Company will indemnify the Owner Trustee and its agents for, and hold them harmless against, any losses, liability or expense incurred without gross negligence or bad faith on their part, arising out of or in connection with the acceptance or administration of the transactions contemplated by the Owner Trust Agreement, including the reasonable costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties under the Owner Trust Agreement.

              (i) Additional Duties. In addition to the duties of the Company set forth above, the Company shall prepare for execution by the Issuer or shall cause the preparation by other appropriate persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Related Agreements, and at the request of the Owner Trustee shall take all appropriate action that it is the duty of the Issuer to take pursuant to the Related Agreements. Subject to Section 5 hereof and in accordance with the directions of the Owner Trustee, the Company shall administer, perform or supervise the performance of such other activities in connection with the Collateral (including the Related Agreements) as are not covered by any of the foregoing provisions and as are expressly requested by the Owner Trustee and are reasonably within the capability of the Company.

              (ii) Notwithstanding anything in this Agreement or the Related Agreements to the contrary, the Servicer shall be responsible for promptly notifying the Owner Trustee in the event that any withholding tax is imposed on the Owner Trust's payments (or allocations of income) to an Owner as contemplated in Section 5.2(c) of the Owner Trust Agreement. Any such notice shall specify the amount of any withholding tax required to be withheld by the Owner Trustee pursuant to such provision.

     Section 3. Records.

     The Administrator shall maintain appropriate books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by the Issuer and the Servicer at any time during normal business hours.

     Section 4. Compensation.

     The Administrator will perform the duties and provide the services called for under Section 1 hereof without any separate compensation therefor for so long as the Indenture and the Sale and Servicing Agreement remain in effect, and thereafter for such compensation as shall be agreed upon among the
Administrator, the Owner Trustee and the Servicer. The fees of the attorneys delivering the Opinion of Counsel, the fees of Accountant's retained pursuant to
Section 1(a)(iii) above, and any other amounts of out-of-pocket expenses reasonably incurred by the Administrator pursuant to the Indenture shall be paid by the Servicer and the Servicer, by its execution hereof, agrees to pay such reasonable fees and expenses to the Administrator. The Administrator shall perform any other services as may be agreed between the Administrator and the Owner Trustee for such compensation as may be agreed between the Administrator, the Owner Trustee and the Servicer. The Administrator agrees to perform all its duties under this Agreement regardless of any non-payment of fees or expenses by the Company or the Owner Trustee, as applicable.

     Section 5. Additional Information to Be Furnished to the Issuer.

     The Administrator shall furnish to the Issuer from time to time such additional information regarding the Collateral as the Issuer shall reasonably request.

     Section 6. Independence of the Administrator.

     For all purposes of this Agreement, the Administrator shall be an independent contractor and shall not be subject to the supervision of the Issuer or the Owner Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized herein or by the Issuer, the Administrator shall have no authority to act for or represent the Issuer or the Owner Trustee in any way and shall not otherwise be deemed an agent of the Issuer or the Owner Trustee.

     Section 7. No Joint Venture.

     Nothing contained in this Agreement (i) shall constitute the Administrator or the Servicer, respectively, and either the Issuer or the Owner Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

     Section 8. Other Activities of Administrator and Servicer.

     Nothing herein shall prevent the Administrator, the Servicer or their respective Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an administrator for any other person or entity even though such person or entity may engage in business activities similar to those of the Issuer or the Owner Trustee.

     Section 9. Term  of  Agreement; Resignation and Removal of Administrator or
                Servicer.

     (a) This Agreement shall continue in force until the termination of the Owner Trust Agreement in accordance with its terms, upon which event this Agreement shall automatically terminate.

     (b) Subject to Section 9(e) hereof, the Administrator or the Servicer may resign their respective duties hereunder by providing the Issuer with at least 60 days' prior written notice.

     (c) Subject to Section 9(e) hereof, the Issuer may remove the Administrator without cause by providing the Administrator with at least 60 days' prior written notice.

     (d) Subject to Section 9(e) hereof, the Issuer may remove the Administrator
immediately   upon  written  notice  of  termination  from  the  Issuer  to  the
Administrator if any of the following events occurs:

              (i) the Administrator defaults in the performance of any of its duties under this Agreement and, after notice of such default, does not cure such default within ten days (or, if such default cannot be cured in such time, does not give within ten days such assurance of cure as shall be reasonably satisfactory to the Issuer);

              (ii)a court having jurisdiction in the premises enters a decree or order for relief, and such decree or order shall not have been vacated within 60 days, in respect of the Administrator in any involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appoints a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for the Administrator or any substantial part of its property or orders the winding-up or liquidation of its affairs; or

              (iii) the Administrator commences a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, consents to the entry of an order for relief in an involuntary case under any such law, consents to the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official for the Administrator or any substantial part of its property, consents to the taking of possession by any such official of any substantial part of its property, makes any general assignment for the benefit of creditors or fails generally to pay its debts as they become due.

     The Administrator agrees that if any of the events specified in clause (ii) or clause (iii) of this Section 9(d) shall occur, it shall give written notice thereof to the Issuer and the Indenture Trustee within seven days after the happening of such event.

     (e) No resignation or removal of the Administrator or Servicer, respectively, pursuant to this Section 9(d) shall be effective until (i) a successor Administrator or Servicer, as the case may be, shall have been appointed by the Issuer and (ii) such successor Administrator or Servicer shall have agreed in writing to be bound by the terms of this Agreement in the same manner as the Administrator or Servicer is bound hereunder.

     (f) The appointment of any successor Administrator shall be effective only after satisfaction of the Rating Agency Condition with respect to the proposed appointment.

     (g) Subject to Section 9(e) and (f) hereof, the Administrator acknowledges that upon the appointment of a successor Indenture Trustee pursuant to Section
6.08 of the Indenture, the Administrator shall immediately resign and such successor Indenture Trustee shall automatically become the Administrator under this Agreement. Any such successor Indenture Trustee shall be required to agree to assume the duties of the Administrator under the terms and conditions of this Agreement in its acceptance of appointment as successor Indenture Trustee.

     (h) The Servicer's appointment hereunder will terminate automatically on the Servicer's resignation or removal under the Sale and Servicing Agreement.

     Section 10.  Action  upon  Termination,   Resignation  or  Removal  of  the
                  Administrator.

     Promptly upon the effective date of termination of this Agreement pursuant to Section 9(a) or the resignation or removal of the Administrator pursuant to
Section 9(b) or (c), respectively, the Administrator shall be entitled to be paid all reimbursable expenses accruing to it to the date of such termination, resignation or removal. The Administrator shall forthwith upon such termination pursuant to Section 9(a) deliver to the Issuer all property and documents of or relating to the Collateral then in the custody of the Administrator and, in the event of the resignation or removal of the Administrator pursuant to Section 9(b), (c) or (d), the Administrator shall cooperate with the Issuer and take all reasonable steps requested to assist the Issuer in making an orderly transfer of the duties of the Administrator.

     Section 11. Notices.

     Any notice, report or other communication given hereunder shall be in writing and addressed as follows:

                         (a)  if to the Issuer, to

                              Master Financial Asset Securitization Trust 1998-2 c/o Wilmington Trust Company
                              Rodney Square North
                              1100 North Market Street
                              Wilmington, Delaware  19890
                              Attention: Corporate Trust Administration

                         with a copy to the Company at

                              Master Financial, Inc.
                              333 South Anita Drive, Suite 150
                              Orange, California 92868
                              Attention: Kristi Carlson


                         (b)  if to the Administrator, to

                              The Bank of New York
                              101 Barclay Street, Floor 12 East
                              New York, New York 10286
                              Attention: Corporate Trust MBS Administration

                         (c)  if to the Servicer, to

                              Master Financial, Inc.
                              333 South Anita Drive, Suite 150
                              Orange, California 92868
                              Attention: Kristi Carlson


or to such other address as any party shall have provided to the other parties in writing. Any notice required to be in writing hereunder shall be deemed given if such notice is mailed by certified mail, postage prepaid, or hand delivered to the address of such party as provided above.

     Section 12. Amendments.

     This Agreement may be amended from time to time by a written amendment duly executed and delivered by the Issuer, the Administrator and the Servicer, with the prior written consent of the Owner Trustee without the consent of the Noteholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner, the rights of the Noteholders; provided, however, that such amendment will not materially and adversely affect the interest of any Noteholder. An amendment described above shall be deemed not to adversely affect in any material respects the interests of any Noteholder if either (i) an Opinion of Counsel is obtained to such effect or (ii) the party requesting the amendment satisfies the Rating Agency Condition with respect to such amendment. This Agreement may also be amended by the Issuer, the Administrator and the Servicer with the prior written consent of the Owner Trustee and the holders of Notes evidencing at least a majority of the Outstanding Amount of the Notes for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of Noteholders; provided, however, that no such amendment may (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments in respect of the Home Loans or payments that are required to be made for the benefit of the Noteholders or (ii) reduce the aforesaid percentage of the holders of Notes which are required to consent to any such amendment, in the case of either clause (i) or clause (ii) hereof, without the consent of the holders of all the Outstanding Notes. Notwithstanding the foregoing, the Administrator may not amend this Agreement without the permission of the Servicer, which permission shall not be withheld unreasonably.

     Section 13. Successor and Assigns.

     This Agreement may not be assigned by the Administrator unless such assignment is previously consented to in writing by the Owner Trustee and the Servicer, subject to the satisfaction of the Rating Agency Condition in respect thereof. An assignment with such consent and satisfaction, if accepted by the assignee, shall bind the assignee hereunder in the same manner as the Administrator is bound hereunder. Notwithstanding the foregoing, this Agreement may be assigned by the Administrator without the consent of the Owner Trustee or the Servicer to a corporation or other organization that is a successor (by merger, consolidation or purchase of assets) to the Administrator; provided, however, that such successor organization executes and delivers to the Issuer, the Owner Trustee and the Servicer an agreement in which such corporation or other organization agrees to be bound hereunder by the terms of said assignment in the same manner as the Administrator is bound hereunder. Subject to the foregoing, this Agreement shall bind any successors or assigns of the parties hereto.

     Section 14. Governing Law.

     THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 15. Headings.

     The section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

     Section 16. Counterparts.

     This Agreement may be executed in counterparts, each of which when so executed shall together constitute but one and the same agreement.

     Section 17. Severability.

     Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 18.  Not Applicable to The Bank of New York in Other Capacities.

     Nothing in this Agreement shall affect any obligation that The Bank of New York may have in any other capacity.

     Section 19.  Limitation of Liability of Owner Trustee.

     Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by Wilmington Trust Company not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall Wilmington Trust Company in its individual capacity or any beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Owner Trust Agreement.

     Section 20. Benefit of Agreement.

     It is expressly agreed that in performing its duties under this Agreement, the Administrator will act for the benefit of holders of the Notes as well as for the benefit of the Owner Trust, and that such obligations on the part of the Administrator shall be enforceable at the instance of the Indenture Trustee and the Owner Trust.

     Section 21. Bankruptcy Matters.

     No party to this Agreement shall take any action to cause the Owner Trust or the Depositor to dissolve in whole or in part or file a voluntary petition or otherwise initiate proceedings to have the Owner Trust or the Depositor adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against the Owner Trust or the Depositor, or file a petition seeking or consenting to reorganization or relief of the Owner Trust or the Depositor as debtor under any applicable federal or state law relating to bankruptcy, insolvency or other relief for debtors with respect to the Owner Trust or the Depositor; or seek or consent to the appointment of any trustee, receiver, conservator, assignee, sequestrator, custodian, liquidator (or other similar official) of the Owner Trust or the Depositor or of all or any substantial part of the properties and assets of the Owner Trust or the Depositor, or cause the Owner Trust or the Depositor to make any general assignment for the benefit of creditors of the Owner Trust or the Depositor or take any action in furtherance of any of the above actions.

     Section 22. Indemnification of the Administrator by the Servicer.

     The Servicer shall indemnify the Administrator (and any predecessor Administrator) against any and all loss, liability or expense (including attorneys' fees and expenses) incurred by it in connection with the administration or acceptance of this trust and the performance of its duties hereunder. The Administrator shall notify the Servicer promptly of any claim for which it may seek indemnity. Failure by the Administrator to so notify the Servicer shall not relieve the Servicer of its obligations hereunder. The Servicer shall defend any such claim, and the Administrator may have separate counsel and the Servicer shall pay the fees and expenses of such counsel. The Servicer need not reimburse any expense or indemnify against any loss, liability or expense incurred by the Administrator to the extent attributable the Administrator's own willful misconduct, gross negligence or bad faith.

     Section 23. Certain Duties.

     Duties of the Issuer under the Basic Documents to be performed by the Administrator and the Servicer not otherwise provided for herein shall be performed by the Servicer.

     Section 24. Capitalized Terms.

     Capitalized terms used and not defined herein have the meanings assigned to them in the Indenture. Capitalized terms used and not defined herein or in the Indenture have the meanings assigned to them in the Sale and Servicing Agreement.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                             MASTER FINANCIAL ASSET
                                               SECURITIZATION TRUST 1998-2

                                             By: Wilmington Trust Company,
                                                 not in its individual capacity
                                                 but solely as Owner Trustee,


                                                 By:___________________________
                                                    Name:
                                                    Title:


                                             THE BANK OF NEW YORK, not in its
                                               individual capacity but solely as
                                               Administrator,


                                             By:_______________________________
                                                Name:
                                                Title:


                                             MASTER FINANCIAL, INC.,
                                               as the Company and as Servicer,


                                             By:_______________________________
                                                Name:
                                                Title: